Exhibit 99.1


Tri-Continental Corporation                             FACT SHEET as of 3/31/04

an investment you can live with

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NYSE Symbol: TY                                           www.tricontinental.com
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PORTFOLIO MANAGEMENT

Portfolio Manager:

Richard R. Schmaltz

Investment Team:

Seligman Core Investment Team

FUND OBJECTIVE

Tri-Continental Corporation invests to produce future growth of both capital and income, while providing reasonable current income.

PORTFOLIO COMPOSITION

The equity portfolio is widely diversified, covering 26 different industries and 106 issues, with not one holding representing more than 3.7% of the portfolio.

Common Stocks ...............................................   98.7%
Other Investments ...........................................    0.2
Cash and Cash Equivalents ...................................    2.1
Other Assets Less Liabilities ...............................   (1.0)

TOP EQUITY HOLDINGS

Citigroup ...................................................    3.7%
General Electric ............................................    3.4
Microsoft ...................................................    2.8
Exxon Mobil .................................................    2.7
Pfizer ......................................................    2.6
Wal-Mart Stores .............................................    2.5
Altria Group ................................................    2.3
American International Group ................................    2.1
International Business Machines .............................    1.9
Goldman Sachs Group(4) ......................................    1.8

The Corporation is actively managed, and its holdings are subject to change. Holdings and Portfolio Composition are shown as a percentage of net assets.

(1) Calculations are based upon information provided by FactSet as of 3/31/04 for the securities held in the Corporation.

(2) Price/Earnings Ratio is the "multiple" of earnings at which a stock sells, determined by dividing current stock price by estimated earnings per share, adjusted for stock splits. A higher "multiple" indicates investors have greater expectations for future growth. The weighted average is the mean of the price/earnings ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

(3) Price/Book Ratio is the comparison of a stock's market value to the value of total assets less total liabilities (book value), determined by dividing current stock price by common stockholder equity per share, adjusted for stock splits. The weighted average is the mean of the price/book ratios of all securities held in Tri-Continental's portfolio, weighted by the percent of equity.

(4)   New to Top Equity Holdings this month.

PER SHARE CHARACTERISTICS

Net Asset Value                                           $20.10

Market Price                                              $17.20

Premium/(Discount)                                        (14.43)%

Accumulated Realized Capital Loss                         ($5.83)

New Unrealized Capital Gain                               $ 2.08

PORTFOLIO CHARACTERISTICS(1)

Median Market Cap                                         $57.28 billion

Weighted Average Price/Earnings Ratio (2004)(2)            17.4

Weighted Average Price/Book Ratio (2004)(3)                 2.9x

Net Investment Assets                                     $ 2.39 billion

HOLDINGS BY SECTOR

                             Tri-Continental Corporation       S&P 500

Consumer Discretionary                    11.36%                11.21%

Consumer Staples                           8.67                 11.35

Energy                                     7.22                  5.96

Financials                                23.41                 21.29

Health Care                               12.72                 13.14

Industrials                               11.31                 10.69

Information Technology                    17.71                 16.97

Materials                                  2.56                  2.94

Telecommunication Services                 2.22                  3.53

Utilities                                  0.90                  2.92

Unassigned                                 0.75                   --

Cash                                       1.16                   --

INVESTMENT RESULTS

Total returns for the periods ended March 31, 2004

                                                                Average Annual
                                                        -------------------------------
                           One Month*   Year-to-Date*   One Year   Five Years  10 Years
Net Asset Value              (0.51)%        3.05%        35.55%      (3.19)%     9.61%

Market Price                 (1.09)         5.12         35.64       (2.68)      8.67

S&P 500                      (1.51)         1.69         35.12       (1.20)     11.68

Lipper Closed-End Growth &
Income Funds Average         (0.69)         3.47         39.89        3.11       2.54

*     Not annualized.

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted herein represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns for the Fund as of the most recent month-end will be made available at www.tricontinental.com by the seventh business day following that month-end.

The Net Asset Value and Market Price investment results assume the reinvestment of all distributions. The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume the reinvestment of all distributions. The S&P 500 excludes the effect of fees. Investors cannot invest directly in an average or index.

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            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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Tri-Continental Corporation                             FACT SHEET as of 3/31/04

an investment you can live with

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NYSE Symbol: TY                                           www.tricontinental.com
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YEAR-BY-YEAR ANNUAL TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                        1995    1996    1997    1998    1999     2000    2001     2002    2003    Year-to-Date
                                                                                                    (3/31/04)
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Net Asset Value         28.0    22.0    27.9    26.2    12.6    -11.6    -5.2    -28.2    25.2         3.1

Market Value            30.8    21.4    26.6    25.8    10.7     -8.3   -10.2    -26.4    25.8         5.1

See Important Performance Information on page 1 of this fact sheet.

FOR MORE INFORMATION

You should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses, and other information about the Fund) may be obtained by calling 800-TRI-1092. The prospectus should be read carefully before investing in the Fund.

A WORD ABOUT RISK

The net asset value of shares may not always correspond to the market price of such shares. Shares of many closed-end funds frequently trade as a discount from their net asset value. Tri-Continental Corporation is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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CETRI8 3/04                               DISTRIBUTED BY SELIGMAN ADVISORS, INC.
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